UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 6, 2018

FORCE PROTECTION VIDEO EQUIPMENT CORP.

(Exact name of registrant as specified in its charter)

Florida	000-55519	45-144-3512
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

1600 Olive Chapel Road, Suite 248 Apex, NC 27502
(Address of principal executive offices)

(919) 780-7897
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 1, 2018, the Registrant was informed by Baum & Co., Inc. (“Baum”) that he was resigning and thus terminating its services as the Registrant’s independent registered public accounting firm effective March 1, 2018. On March 6, 2018, the Registrant Soles, Heyn & Company, LLP (“SH”) as its principal independent accountants. The decision to retain SH as the Registrant’s principal independent accountants retained was approved by the Registrant’s Board of Directors.

The Termination of Baum

Baum was the independent registered public accounting firm for the Registrant since its inception until March 1, 2018. Baum’s reports on the Registrant’s financial statements for the years ended April 30, 2016 and April 30, 2017 did not (a) contain an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) for the two most recent fiscal years ended April 30, 2017 through the date of resignation, there were no disagreements on any matters of accounting principles of practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Baum, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Baum served as the Registrant’s principal independent accountants.

The Registrant has provided Baum with a copy of this disclosure and has requested that Baum furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Baum addressed to the Securities and Exchange Commission dated March7, 2018 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of SH

Prior to March 6, 2018, which is the date that SH was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult SH regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by SH that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult SH regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1

Letter from Baum & Company, P.A. dated March 7, 2018 to the Securities and Exchange

Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Force Protection Video Equipment Corp.

(Registrant)

/s/ Paul Feldman
Paul Feldman, President

Dated: March 7, 2018

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